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                                                                    Exhibit 10.2
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                                                                 August 22, 2000



Bear, Stearns & Co. Inc.
As representative of the Underwriters
245 Park Avenue
New York, New York 10167


Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004

         Re: Underwriting Agreement dated August 16, 2000 (the "Underwriting Agreement") between Advanta Conduit Receivables, Inc. ("ACRI") and Bear, Stearns & Co. Inc., as representative of the Underwriters (the "Representative") and the Insurance and Indemnity Agreement dated as of August 22, 2000 (the "Insurance Agreement") among Ambac Assurance Corporation (the "Certificate Insurer"), ACRI, as sponsor, Advanta Mortgage Corp. USA, as master servicer, and Bankers Trust Company of California, N.A., as trustee

Ladies and Gentlemen:

                  Pursuant to the Underwriting Agreement and the Insurance Agreement (together, the "Designated Agreements"), ACRI has undertaken certain financial obligations with respect to the indemnification of the Underwriters and the Certificate Insurer with respect to the Registration Statement, the Prospectus and the Prospectus Supplement described in the Designated Agreements. Any financial obligations of ACRI under the Designated Agreements, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations"; provided, however, the "Joint and Several Obligations" shall mean only the financial obligations of ACRI under the Designated Agreements (including the payment of money damages for a breach of any of ACRI's obligations under the Designated Agreement, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

                  As a condition of their respective executions of the Underwriting Agreement and of the Insurance Agreement, the Representative and the Certificate Insurer have required the undersigned, Advanta Mortgage Holding Company ("AMHC"), the indirect parent corporation of ACRI, to acknowledge its joint-and-several liability with ACRI for the payment of the Joint and Several Obligations under the Designated Agreements.
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Now, therefore, the Representative, the Certificate Insurer and AMHC do hereby agree that:

                  (i) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with ACRI to the Underwriters for the payment of the Joint and Several Obligations under the Underwriting Agreement.

                  (ii) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with ACRI to the Certificate Insurer for the payment of the Joint and Several Obligations under the Insurance Agreement.

                  (iii) AMHC may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriters and to the Certificate Insurer by ACRI or another affiliate of AMHC.







                  [Remainder of Page Intentionally Left Blank]

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                  Capitalized terms used herein and not defined herein shall have their respective meanings set forth in the Agreement.


                                             Very truly yours,

                                             ADVANTA MORTGAGE HOLDING COMPANY


                                             By: /S/ Michael Coco
                                                 -------------------------------
                                                 Name: Michael Coco
                                                 Title: Vice President

BEAR STEARNS & CO. INC.
as Representative of the Underwriters


By: /S/ Thomas S. Dunstan
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    Name:  Thomas S. Dunstan
    Title:    Managing Director


AMBAC ASSURANCE CORPORATION


By: /S/ Michele Kearns
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    Name:   Michele Kearns
    Title:     First Vice President









                       [AMHC Guaranty to the Underwriter]

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